John Hancock Funds II

Supplement dated March 26, 2007

Amending and Restating

the Supplement dated February 8, 2007

to the Class NAV and Class 1 shares Prospectuses

Dated December 31, 2006

International Small Company Fund

The Fund currently invests, under normal market conditions, in equity securities of non-U.S. small companies of developed and emerging markets. At the Board of Trustees meeting held on March 22-23, 2007, the Board approved changing the investment policies of the Fund to reduce the emphasis on investments in emerging market securities. This change will be effective April 30, 2006. In anticipation of this change in investment policy, the Fund will cease purchasing additional emerging market securities and may sell some or all of the emerging market securities currently held by the Fund.

JHFIIPS

John Hancock Funds II

Supplement dated March 26, 2007

to Statement of Additional Information

Dated December 31, 2006

The following amends and restates information under the “POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS”:

The Board of Trustees of John Hancock Funds II (“JHF II”) has adopted the Policy Regarding Disclosure of Portfolio Holdings, see Appendix B of this SAI, to protect the interests of the shareholders of JHF II and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund’s subadvisers, principal underwriter or affiliated persons of a fund’s Adviser or principal underwriter. JHF II’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHF II applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.

JHF II posts to its Web site at www.jhfunds.com complete portfolio holdings for a fund thirty (30) days after each calendar month end. A fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of JHF II’s fiscal year and on Form N-CSR on the second and fourth quarter ends of JHF II’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHF II, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHF II’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs, daily); Standard & Poor’s (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); and DST (NAVs, daily).

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHF II. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHF II, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHF II’s shareholders.

The receipt of compensation by a fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

JHFIISAIS

3